UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 25, 2021

WOLFSPEED, INC.
(Exact name of registrant as specified in its charter)

North Carolina	0-21154	56-1572719
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4600 Silicon Drive
Durham	North Carolina	27703
(Address of principal executive offices)		(Zip Code)

(919) 407-5300
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.00125 par value	WOLF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 25, 2021, the shareholders of Wolfspeed, Inc. (the “Company”) approved an amendment to Section 2 of Article IV of the Bylaws to increase the range of the authorized number of directors constituting the Board of Directors to not less than five (5) nor more than ten (10).

The foregoing description of the amendment to the Bylaws is qualified in its entirety by reference to the full text of the amended Bylaws, which is filed as Exhibit 3.1 to this report on Form 8-K and incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Shareholders on October 25, 2021 (the “Annual Meeting”). The shareholders considered four proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on September 13, 2021.

Proposal No. 1: Election of nine nominees to serve as directors. The votes were cast as follows:

Name	Votes For	Votes Withheld

Glenda M. Dorchak	96,197,259	1,728,000
John C. Hodge	96,478,452	1,446,807
Clyde R. Hosein	94,559,515	3,365,744
Darren R. Jackson	96,834,084	1,091,175
Duy-Loan T. Le	96,159,549	1,765,710
Gregg A. Lowe	97,674,026	251,233
John B. Replogle	91,063,052	6,862,207
Marvin A. Riley	96,811,434	1,113,825
Thomas H. Werner	83,901,409	14,023,850

Broker Non-Votes: 6,651,709

All nominees were elected.

Proposal No. 2: Approval of an amendment to our bylaws to increase the authorized number of directors to a minimum of five (5) and a maximum of ten (10). The votes were cast as follows:

	Votes For	Votes Against	Abstained

Approval of Amendment to the Bylaws	103,848,708	354,737	373,523

Proposal No. 2 was approved.

Proposal No. 3: Ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors for the fiscal year ending June 26, 2022. The votes were cast as follows:

	Votes For	Votes Against	Abstained

Ratification of PricewaterhouseCoopers LLP appointment	104,433,702	85,585	57,681

Proposal No. 3 was approved.

Proposal No. 4: Advisory (nonbinding) vote to approve executive compensation. The votes were cast as follows:

	Votes For	Votes Against	Abstained
Advisory (nonbinding) vote to approve executive compensation	61,839,173	35,973,513	112,573

Broker Non-Votes: 6,651,709

Proposal No. 4 was approved.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description of Exhibit

3.1	Amended and Restated Bylaws, dated October 25, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WOLFSPEED, INC.

By:	/s/ Bradley D. Kohn
Bradley D. Kohn
Senior Vice President and General Counsel

Date: October 26, 2021